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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported): May 31, 2006


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                   333-130684                13-3291626
------------------------------ -------------------------- ---------------------
 (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
       of Incorporation)                                   Identification No.)


    1585 Broadway, 2nd Floor, New York, New York                  10036
--------------------------------------------------------- ---------------------
      (Address of Principal Executive Offices)                  (Zip Code)


                                (212) 761-4700
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
---------   -------------

Item 8.01.  Other Events.
----------  -------------

         On May 31, 2006, Morgan Stanley Capital I, Inc., (the "Company") caused the issuance, pursuant to a pooling and servicing agreement, dated as of May 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and a custodian of Morgan Stanley Mortgage Loan Trust 2006-7 (the "MSM 2006-7 Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2006-7 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1. Certain classes of the Certificates, designated as Class 1-A, Class 1-A-P, Class 2-A, Class 2-A-X, Class 3-A, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7, Class 4-A-8, Class 4-A-X, Class 4-A-P, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-5, Class B-1, Class B-2, Class B-3, Class 5-M-1, Class 5-M-2, Class 5-B-1 and Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130684). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of May 25, 2006 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The Underwriting Agreement is annexed hereto as Exhibit 99.2. The remaining classes of the Certificates, designated as Class OC, Class B-4, Class B-5, Class B-6, Class P-1 and Class P-2 Certificates (collectively the "Privately Offerred Certificates") were sold to the Underwriter pursuant to a certificate purchase agreement dated as of May 31, 2006 (the "Certificate Purchase Agreement").

         Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of May 1, 2006 (the "MSMCI Mortgage Loan Purchase Agreement"). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.3a.

         On May 31, 2006, a tax opinion was issued by Sidley Austin LLP (the "Tax Opinion") regarding certain tax matters. The Tax Opinion is annexed hereto as Exhibit 99.3b.

         On May 31, 2006, Wells Fargo Bank, National Association, solely in its capacity as securities administrator on behalf of the Morgan Stanley Mortgage Loan Trust 2006-7 (the "Cap Trust") entered into an interest rate hedge agreement for the Class 4-A-1 Certificates, as evidenced by a Confirmation between the Cap Trust and Morgan Stanley Capital Services Inc. (the "Class 4-A-1 Confirmation"). The Class 4-A-1 Confirmation is annexed hereto as Exhibit 99.4a. On May 31, 2006, Wells Fargo Bank, National Association, solely in its capacity as securities administrator on behalf of the Cap Trust entered, into a first interest rate hedge agreement for the Class 4-A-2 Certificates, as evidenced by a Confirmation between the Cap Trust and Morgan Stanley Capital Services Inc. (the "First Class 4-A-2 Confirmation"). The First Class 4-A-2 Confirmation is annexed hereto as
Exhibit 99.4b. On May 31, 2006, Wells Fargo Bank, National Association, solely in its capacity as securities administrator on behalf of the Cap Trust, entered into a second interest rate hedge agreement for the Class 4-A-2 Certificates, as evidenced by a Confirmation between the Cap Trust and Morgan Stanley Capital Services Inc. (the "Second Class 4-A-2 Confirmation"). The Second Class 4-A-2 Confirmation is annexed hereto as
Exhibit 99.4c.

         Certain of the mortgage loans are held by J.P. Morgan Trust Company, National Association as custodian pursuant to a custodial agreement dated as of May 1, 2006 (the "JPM Custodial Agreement"). The JPM Custodial Agreement is annexed hereto as Exhibit 99.5.

         Certain of the mortgage loans are held by Wells Fargo Bank, National Association as custodian pursuant to a custodial agreement dated as of May 1, 2006 (the "Wells Fargo Custodial Agreement"). The Wells Fargo Custodial Agreement is annexed hereto as Exhibit 99.6.

         Certain of the mortgage loans were acquired by MSMCI from First National Bank of Nevada ("FNBN") as seller pursuant to a mortgage loan purchase agreement dated as of October 1, 2005 (the "FNBN Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, FNBN and the Trustee (the "FNBN Assignment Agreement"). The FNBN Assignment Agreement is annexed hereto as Exhibit 99.7a, and the FNBN Purchase Agreement is annexed hereto as Exhibit 99.7b.

         Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage Corporation ("GMACM") pursuant to a servicing agreement dated January 1, 2006 (the "GMACM Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the "GMACM Assignment Agreement"). The GMACM Assignment Agreement is annexed hereto as Exhibit 99.8a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.8b. On September 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Wells Fargo Bank, National Association ("WF Servicer"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of December 1, 2005, between the Sponsor and WF Servicer (the "WF Servicer Purchase Agreement"), as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, among the Registrant, MSMCI, WF Servicer, the Master Servicer and the Trustee (the "Omnibus Assignment Agreement"). The WF Servicer Purchase Agreement is annexed hereto as Exhibit 99.8c. The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.8d.

         Certain of the mortgage loans were acquired from GreenPoint Mortgage Funding, Inc. ("GreenPoint"), pursuant to a mortgage loan sale and servicing agreement dated as of December 1, 2005 (the "GreenPoint December Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, GreenPoint and the Trustee (the "GreenPoint Servicing-Retained Assignment Agreement"). Certain of the mortgage loans were acquired by MSMCI from GreenPoint as seller pursuant to a mortgage loan purchase agreement dated as of May 1, 2005 (the "GreenPoint May Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, GreenPoint and the Trustee (the "GreenPoint Servicing-Released Assignment Agreement"). The GreenPoint Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.9a, and the GreenPoint December Purchase Agreement is annexed hereto as Exhibit 99.9b. The GreenPoint Servicing-Released Assignment Agreement is annexed hereto as Exhibit 99.10a, and the GreenPoint May Purchase Agreement is annexed hereto as Exhibit 99.10b.

         Certain of the mortgage loans were acquired by MSMCI from Morgan Stanley Credit Corporation ("MSCC") as seller pursuant to a mortgage loan purchase agreement dated as of November 1, 2005 (the "MSCC Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, MSCC and the Trustee (the "MSCC Assignment Agreement"). The MSCC

Assignment Agreement is annexed hereto as Exhibit 99.11a, and the MSCC Purchase Agreement is annexed hereto as Exhibit 99.11b.

         Certain of the mortgage loans were acquired by MSMCI from MortgageIT, Inc., ("MortgageIT") as seller pursuant to a mortgage loan purchase agreement dated as of March 1, 2006 (the "MortgageIT Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, MortgageIT and the Trustee (the "MortgageIT Assignment Agreement"). The MortgageIT Assignment Agreement is annexed hereto as Exhibit 99.12a, and the MortgageIT Purchase Agreement is annexed hereto as
Exhibit 99.12b.

         Certain of the mortgage loans were acquired by MSMCI from PHH Mortgage Corporation, as a seller and servicer, and Bishop's Gate Residential Mortgage Trust, a seller (collectively, "PHH") pursuant to a mortgage loan sale and servicing agreement dated as of January 1, 2006 (the "PHH Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, PHH and the Trustee (the "PHH Assignment Agreement"). The PHH Assignment Agreement is annexed hereto as Exhibit 99.13a, and the PHH Purchase Agreement is annexed hereto as Exhibit 99.13b.

         Certain of the mortgage loans were acquired from Wachovia pursuant to a mortgage loan sale and servicing agreement dated as of September 1, 2004 (the "Wachovia September Purchase Agreement"), as supplemented by the Amended Regulation AB Compliance Addendum (the "Wachovia Reg AB Addendum"), dated as of April 17, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, Wachovia, the Master Servicer and the Trustee (the "Wachovia Servicing-Retained Assignment Agreement"). The Wachovia Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.14a, the Wachovia Reg AB Addendum is annexed hereto as
Exhibit 99.14b and the Wachovia September Purchase Agreement is annexed hereto as Exhibit 99.14c.

         Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by Wells Fargo Bank, National Association ("Wells Fargo") as servicer pursuant to a servicing agreement dated as of April 1, 2006 (the "Wells Fargo Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, Wells Fargo and the Trustee (the "Wells Fargo Assignment Agreement"). The Wells Fargo Assignment Agreement is annexed hereto as Exhibit 99.15a, and the Wells Fargo Servicing Agreement is annexed hereto as Exhibit 99.15b.

         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


Section 9  Financial Statements and Exhibits.
---------  ----------------------------------

Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

(a) Financial statements of businesses acquired:
    -------------------------------------------

      Not applicable.

(b) Pro forma financial information:
    -------------------------------

      Not applicable.

(c) Exhibits:                                                             Page:
    ---------------------------------------------------------------------------

Exhibit 99.1 Pooling and Servicing Agreement, dated as of May 1, 2006, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and a custodian.

Exhibit 99.2 Underwriting Agreement, dated as of May 25, 2006, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3a MSMCI Mortgage Loan and Purchase Agreement, dated as of May 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Capital I, Inc.

Exhibit 99.3b    Tax Opinion, dated May 31, 2006, issued by Sidley Austin LLP.

Exhibit 99.4a Class 4-A-1 Confirmation, dated as of May 31, 2006, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.4b First Class 4-A-2 Confirmation, dated as of May 31, 2006, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.4c Second Class 4-A-2 Confirmation, dated as of May 31, 2006, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.5 JPM Custodial Agreement, dated as of May 1, 2006, among Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage Funding, Inc., PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), as a seller and servicer, Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as a seller, Wachovia Mortgage Corporation, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and J.P. Morgan Trust Company, National Association, as custodian.

Exhibit 99.6 Wells Fargo Custodial Agreement, dated as of May 1, 2006, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley Credit Corporation, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as custodian.

Exhibit 99.7a FNBN Assignment Agreement, dated as of May 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., First National Bank of Nevada and LaSalle Bank National Association, as trustee.

Exhibit 99.7b FNBN Purchase Agreement, dated as of October 1, 2005, among Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.

Exhibit 99.8a GMACM Assignment Agreement, dated as of May 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage Corporation, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.8b GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

Exhibit 99.8c WF Servicer Purchase Agreement, dated as of December 1, 2005 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.8d Omnibus Assignment Agreement, dated as of September 1, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.9a GreenPoint Assignment Agreement (Servicing-Retained), dated as of May 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage Funding, Inc., as seller and servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.9b GreenPoint December Purchase Agreement, dated as of December 1, 2005, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.10a GreenPoint Assignment Agreement (Servicing-Released), dated as of May 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc., as seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.10b GreenPoint May Purchase Agreement, dated as of May 1, 2005, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.11a MSCC Assignment Agreement, dated as of May 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Morgan Stanley Credit Corporation and LaSalle Bank National Association, as trustee.

Exhibit 99.11b MSCC Purchase Agreement, dated as of November 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.

Exhibit 99.12a MortgageIT Assignment Agreement, dated as of May 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., MortgageIT, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.12b MortgageIT Purchase Agreement, dated as of March 1, 2006, between Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

Exhibit 99.13a PHH Assignment Agreement, dated as of May 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., PHH Mortgage Corporation, as a seller and servicer, Bishop's Gate Residential Mortgage Trust, as a seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.13b PHH Purchase Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and PHH Mortgage Corporation, as a seller and servicer, and Bishop's Gate Residential Mortgage Trust, as a seller.

Exhibit 99.14a Wachovia Servicing-Retained Assignment Agreement, dated as of May 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation, as seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.14b Wachovia Regulation AB Addendum, dated November 22, 2005, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.14c Wachovia September Purchase Agreement, dated as of September 1, 2004, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.15a Wells Fargo Assignment Agreement, dated as of May 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.15b Wells Fargo Servicing Agreement, dated as of April 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wells Fargo Bank, National Association, as servicer.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: January 24, 2007


                                 MORGAN STANLEY CAPITAL I INC.





                                 By:  /s/ Valerie Kay
                                      --------------------------
                                      Name:   Valerie Kay
                                      Title:  Vice President

                                                Exhibit Index
                                                -------------

Exhibit Index
-------------

Item 601(a) of                                  Description                            Paper (P) or Electronic (E)
---------------                                 -----------                            ---------------------------
Regulation S-K
--------------
      99.1           Pooling and Servicing Agreement, dated as of May 1, 2006,                        E
                     among Morgan Stanley Capital I, Inc., as depositor, Wells
                     Fargo Bank, National Association, as master servicer and
                     as securities administrator and LaSalle Bank National
                     Association, as trustee and a custodian.

      99.2           Underwriting Agreement, dated as of May 25, 2006, among Morgan                   E
                     Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

      99.3a          MSMCI Mortgage Loan and Purchase Agreement, dated as of May 1,                   E
                     2006, among Morgan Stanley Mortgage Capital Inc. and Morgan
                     Stanley Capital I, Inc.

      99.3b          Tax Opinion, dated May 31, 2006, issued by Sidley Austin LLP.                    E

      99.4a          Class 4-A-1 Confirmation, dated as of May 31, 2006, between                      E
                     Morgan Stanley Capital Services Inc. and Wells Fargo Bank,
                     National Association, solely in its capacity as securities administrator.

      99.4b          First Class 4-A-2 Confirmation, dated as of May 31, 2006,                        E
                     between Morgan Stanley Capital Services Inc. and Wells Fargo
                     Bank, National Association, solely in its capacity as
                     securities administrator.

      99.4c          Second Class 4-A-2 Confirmation, dated as of May 31, 2006,                       E
                     between Morgan Stanley Capital Services Inc. and Wells Fargo
                     Bank, National Association, solely in its capacity as
                     securities administrator.

      99.5           JPM Custodial  Agreement, dated as of May 1, 2006, among                         E
                     Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage
                     Funding, Inc., PHH Mortgage Corporation (formerly known as
                     Cendant Mortgage Corporation), as a seller and servicer,
                     Bishop's Gate Residential Mortgage Trust (formerly known as
                     Cendant Residential Mortgage Trust), as a seller, Wachovia
                     Mortgage Corporation, Wells Fargo Bank, National Association,
                     as master servicer and as securities administrator, LaSalle
                     Bank National Association, as trustee, and J.P. Morgan Trust
                     Company, National Association, as custodian.

      99.6           Wells Fargo Custodial  Agreement, dated as of May 1, 2006,                       E
                     among Morgan Stanley Mortgage Capital


                     Inc., Morgan Stanley Credit Corporation, Wells Fargo Bank,
                     National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as custodian.

      99.7a          FNBN Assignment Agreement, dated as of May 1, 2006, among                        E
                     Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage
                     Capital Inc., First National Bank of Nevada and LaSalle Bank
                     National Association, as trustee.

      99.7b          FNBN Purchase Agreement, dated as of October 1, 2005, among                      E
                     Morgan Stanley Mortgage Capital Inc. and First National Bank
                     of Nevada.

      99.8a          GMACM Assignment Agreement, dated as of May 1, 2006, among                       E
                     Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                     Inc., GMAC Mortgage Corporation, LaSalle Bank National
                     Association, as trustee, and Wells Fargo Bank, National
                     Association, as master servicer.

      99.8b          GMACM Servicing Agreement, dated as of January 1, 2006,                          E
                     between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage
                     Corporation.

      99.8c          WF Servicer Purchase Agreement, dated as of December 1,                          E
                     2005 among Morgan Stanley Capital I Inc., Morgan Stanley
                     Mortgage Capital Inc., Wells Fargo Bank, National
                     Association, as servicer, LaSalle Bank National
                     Association, as trustee and Wells Fargo Bank, National
                     Association, as master servicer.

      99.8d          Omnibus Assignment Agreement, dated as of September 1,                           E
                     2006 among Morgan Stanley Capital I Inc., Morgan Stanley
                     Mortgage Capital Inc., Wells Fargo Bank, National
                     Association, as servicer, LaSalle Bank National
                     Association, as trustee and Wells Fargo Bank, National
                     Association, as master servicer.

      99.9a          GreenPoint Assignment Agreement (Servicing-Retained), dated as                   E
                     of May 1, 2006, among Morgan Stanley Capital I Inc., Morgan
                     Stanley Mortgage Capital Inc., GreenPoint Mortgage Funding,
                     Inc., as seller and servicer, LaSalle Bank National
                     Association, as trustee and Wells Fargo Bank, National
                     Association, as master  servicer.

      99.9b          GreenPoint December Purchase Agreement, dated as of December                     E
                     1, 2005, between Morgan Stanley Mortgage Capital Inc. and
                     GreenPoint Mortgage Funding, Inc.

      99.10a         GreenPoint Assignment Agreement (Servicing-Released), dated as                   E
                     of May 1, 2006, among Morgan Stanley Capital I Inc., Morgan
                     Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding,
                     Inc., as seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master
                     servicer.

      99.10b         GreenPoint May Purchase Agreement, dated as of                                   E


                     May 1, 2005, between Morgan Stanley Mortgage Capital Inc. and
                     GreenPoint Mortgage Funding, Inc.

      99.11a         MSCC Assignment Agreement, dated as of May 1, 2006, between                      E
                     Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                     Inc., Morgan Stanley Credit Corporation and LaSalle Bank
                     National Association, as trustee.

      99.11b         MSCC Purchase Agreement, dated as of November 1, 2005, between                   E
                     Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit
                     Corporation.

      99.12a         MortgageIT Assignment Agreement, dated  as of May 1, 2006,                       E
                     among Morgan Stanley  Capital I Inc., Morgan Stanley Mortgage
                     Capital  Inc., MortgageIT, Inc. and LaSalle Bank  National
                     Association, as trustee.

      99.12b         MortgageIT Purchase Agreement, dated as of March 1, 2006,                        E
                     between Morgan Stanley Mortgage Capital Inc. and MortgageIT,
                     Inc.

      99.13a         PHH Assignment Agreement, dated as of May 1, 2006, among                         E
                     Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                     Inc., PHH Mortgage Corporation, as a seller and servicer,
                     Bishop's Gate Residential Mortgage Trust, as a seller, LaSalle
                     Bank National Association, as trustee and Wells Fargo Bank,
                     National Association, as master servicer.

      99.13b         PHH Purchase Agreement, dated as of January 1, 2006, between                     E
                     Morgan Stanley Mortgage Capital Inc. and PHH Mortgage Corporation,
                     as a seller and servicer, and Bishop's Gate Residential Mortgage
                     Trust, as a seller.

      99.14a         Wachovia Servicing-Retained Assignment Agreement, dated as of                    E
                     May 1, 2006, among Morgan Stanley Capital I Inc., Morgan
                     Stanley Mortgage Capital Inc. and Wachovia Mortgage
                     Corporation, as seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

      99.14b         Wachovia Regulation AB Addendum, dated November 22, 2005,                        E
                     between Morgan Stanley Mortgage Capital Inc. and Wachovia
                     Mortgage Corporation.


      99.15a         Wells Fargo Assignment Agreement, dated as of May 1, 2006,                       E
                     among Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage
                     Capital Inc., Wells Fargo  Bank, National Association, as
                     servicer, LaSalle Bank National Association, as trustee and
                     Wells Fargo Bank,National Association, as master servicer.

      99.15b         Wells Fargo Servicing Agreement, dated as of April 1, 2006,                      E
                     between Morgan Stanley Mortgage Capital Inc. and Wells Fargo
                     Bank, National Association, as servicer.